Exhibit 10.10

Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) FEBRUARY 17, 2012, and (ii) the date the issuer became a reporting issuer in any province or territory.

WARRANTS

TO PURCHASE COMMON SHARES OF

FOCUS CELTIC GOLD CORP.

Warrant Certificate Number: W – 2012-0001	1,000,000 Warrants

THIS IS TO CERTIFY THAT for valuable consideration HJG PARTNERSHP, 3845 Bathurst Street, Suite 202, Toronto, Ontario, M3H 3N2 (the “Warrantholder”) is entitled, at any time prior to 5:00 p.m., Toronto time, on the earlier of (A) twenty-four months from the closing of the RTO (as defined in Schedule A attached hereto), and (B) December 31, 2014 (the “Expiry Time”), upon and subject to the terms and conditions set forth herein and in Schedule A attached hereto, which schedule forms an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to herein as this “Warrant Certificate” and the rights of the Warrantholder represented by this Warrant Certificate being referred to herein as the “Warrants”), to subscribe in whole or in part for up to one million (1,000,000) common shares (“Common Shares” and which term shall include any other shares or securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of Focus Celtic Gold Corp. (the “Corporation”), a corporation existing under the federal laws of Canada, as constituted on the date hereof at a purchase price per share (the purchase price in effect from time to time being called the “Exercise Price”) equal to the lower of (A) $0.30, and (B) the RTO Price (as defined in Schedule A attached hereto), provided that if the RTO Price has not been determined at the time of exercise, the exercise price shall be $0.30, and subject to adjustment in the events and in the manner set forth herein. The Warrants shall become wholly void and the unexercised portion of the subscription rights represented hereby will expire and terminate at the Expiry Time. No fractional Common Shares will be issuable upon any exercise of the Warrants and the Warrantholder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

All Common Shares which are to be issued upon the exercise of the Warrants shall be issued to the Warrantholder, upon payment therefor of the amount for which the Common Shares which may at the time be purchased pursuant to the provisions hereof, and the Warrantholder shall be deemed to have become the holder of record of such Common Shares, on the date of delivery of this Warrant Certificate together with payment for the Common Shares so subscribed for, unless the transfer books of the Corporation shall be closed on such date, in which event the Common Shares so subscribed for shall be deemed to be issued, and the Warrantholder shall be deemed to have become the holder of record of such Common Shares, on the date on which such transfer books are reopened and such Common Shares shall be issued at the purchase price in effect on the date of delivery of this Warrant Certificate together with payment for the Common Shares subscribed for by the Warrantholder.

The Warrantholder may purchase less than the number of Common Shares which the Warrantholder is entitled to purchase hereunder on delivery of this Warrant Certificate, in which event a new certificate, in form identical hereto but with appropriate changes, representing the right to purchase Common Shares not previously purchased, shall be issued to the Warrantholder.

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This Warrant Certificate does not entitle the Warrantholder to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interests except as expressly provided in this Warrant Certificate.

If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

By acceptance hereof, the Warrantholder hereby represents and warrants to the Corporation that (i) the Warrantholder is resident in the Province of Ontario, (ii) the Warrantholder is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions, and (iii) the Warrantholder is acquiring the Warrants as principal for its own account and not for the benefit of any other person.

All amounts of money referred to in this Warrant Certificate are expressed in lawful money of Canada.

This Warrant Certificate shall enure to the benefit of, and shall be binding upon, the Warrantholder and the Corporation and their respective successors.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

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IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be issued under the signature of a properly authorized officer of the Corporation.

DATED as of the 17th day of February, 2012.

FOCUS CELTIC GOLD CORP.

By:	/s/Grant R. White
Grant White Chief Executive Officer

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SCHEDULE A

Additional Terms and Conditions

1.	Exercise: In the event that the Warrantholder desires to exercise the right to purchase Common Shares conferred hereby, the Warrantholder shall (a) complete to the extent possible in the manner indicated and execute a subscription form in the form attached as Schedule B to this Warrant Certificate, (b) surrender this Warrant Certificate to the Corporation in accordance with section 7 hereof, and (c) pay the amount payable on the exercise of such Warrants in respect of the Common Shares subscribed for by certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or by transmitting same day funds in lawful money of Canada by wire to such account as the Corporation shall direct the Warrantholder. Upon such surrender and payment as aforesaid, the Warrantholder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Warrantholder shall be entitled to delivery of a certificate or certificates representing such Common Shares and the Corporation shall cause such certificate or certificates to be delivered to the Warrantholder at the address specified in the subscription form within three Business Days after such surrender and payment as aforesaid. No fractional Common Shares will be issuable upon any exercise of the Warrants and the Warrantholder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

2.	Defined Terms: In this Warrant, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Business Day” means any day, other than Saturday, Sunday or any civic or statutory holiday in the City of Toronto, Ontario;

(b)	“Maturity Date” means the date that is the earlier of (i) 6 months from the date of this Warrant, and (ii) the Business Day immediately preceding the closing of the RTO;

(c)	“RTO” means the proposed reverse take-over by the Corporation of Pacific Orient Capital Inc. or any such similar going public transaction undertaken by the Corporation prior to the Maturity Date; and

(d)	“RTO Price” means the price per Common Share in respect of the proposed private placement financing of the Corporation to close immediately before or concurrently with the closing of the RTO.

3.	Covenants, Representations and Warranties: The Corporation hereby covenants and agrees that it is authorized to issue and that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided in this Warrant Certificate. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant Certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.

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4.	Anti-Dilution Protection:

(1)	Definitions: For the purposes of this section 4, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection 4(1):

(a)	“Adjustment Period” means the period commencing on the date of issue of the Warrants and ending at the Expiry Time;

(b)	“Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on such other stock exchange on which the Common Shares may then be listed or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the period of any 20 consecutive trading days ending not more than five Business Days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during such 20 consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by such firm of independent chartered accountants as may be selected by the directors of the Corporation;

(c)	“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)	Adjustments: The Exercise Price and the number of Common Shares issuable to the Warrantholder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Corporation shall:

(i)	fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii)	fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(iii)	subdivide the outstanding Common Shares into a greater number of Common Shares; or

(iv)	consolidate the outstanding Common Shares into a lesser number of Common Shares,

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(any of such events in subclauses 4(2)(a)(i), 4(2)(a)(ii), 4(2)(a)(iii) and 4(2)(a)(iv) above being herein called a “Common Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

(B)	the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 4(2)(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. If the Warrantholder has not exercised its right to subscribe for and purchase Common Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Common Shares then subscribed for and purchased by the Warrantholder, at the Exercise Price determined in accordance with this clause 4(2)(a), the aggregate number of Common Shares that the Warrantholder would have been entitled to receive as a result of such Common Share Reorganization, if, on such record date or effective date, as the case may be, the Warrantholder had been the holder of record of the number of Common Shares so subscribed for and purchased.

(b)	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of

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(A)	the number of Common Shares outstanding on the record date for the Rights Offering, and

(B)	the quotient determined by dividing

(I)	either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange, exercise or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged, exercised or converted, as the case may be, by

(II)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Common Shares the number of Common Shares into which such securities may be exchanged, exercised or converted).

If by the terms of the rights, options, or warrants referred to in this clause 4(2)(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 4(2)(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 4(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:

(i)	shares of the Corporation of any class other than Common Shares;

(ii)	rights, options or warrants to acquire Common Shares or securities exchangeable or exercisable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Common Shares at an exchange, exercise or conversion price per share on the record date for the issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);

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(iii)	evidences of indebtedness of the Corporation; or

(iv)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between

(I)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(II)	the fair value, as determined by the directors of the Corporation, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 4(2)(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable or exercisable for or convertible into Common Shares referred to in this clause 4(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)	a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(ii)	a consolidation, amalgamation or merger of the Corporation with or into any other body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities; or

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(iii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares which the Warrantholder was theretofore entitled to purchase or receive upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares to which the Warrantholder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Warrantholder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(e)	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of clauses 4(2)(a), 4(2)(b) or 4(2)(c) hereof, then the number of Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to subsection 4(2) hereof.

(a)	Subject to the following provisions of this subsection 4(3), any adjustment made pursuant to subsection 4(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of the Warrants unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provision of this clause 4(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of subsection 4(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of the Warrants (except in respect of the Common Share Reorganization described in subclause 4(2)(a)(iv) hereof or a Capital Reorganization described in subclause 4(2)(d)(ii) hereof).

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(c)	No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of the Warrants shall be made in respect of any event described in section 4 hereof if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

(d)	No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of the Warrants shall be made pursuant to subsection 4(2) hereof in respect of the issue from time to time of Common Shares pursuant to this Warrant Certificate or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and/or any subsidiary of the Corporation and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Common Share Reorganization, a Rights Offering nor any other event described in subsection 4(2) hereof.

(e)	If at any time during the Adjustment Period the Corporation shall take any action affecting the Common Shares, other than an action described in subsection 4(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Warrantholder, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of the Warrants shall be adjusted in such manner and at such time by action by the directors, acting reasonably, but subject to the prior written consent of the TSX Venture Exchange or any stock exchange or market on which the Common Shares may be listed or traded (if such consent is required by such exchange or market), as may be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(f)	If the Corporation shall set a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of the Warrants shall be required by reason of the setting of such record date.

(g)	In any case in which the Warrants shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 4(2) hereof, the Corporation may defer, until the occurrence of such event:

(i)	issuing to the Warrantholder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Warrantholder any distribution declared with respect to such additional Common Shares after such record date and before such event;

provided, however, that the Corporation shall deliver to the Warrantholder an appropriate instrument evidencing the right of the Warrantholder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Common Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Common Shares issuable on this exercise of the Warrants.

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(h)	In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

(i)	If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 4(2) hereof and shall be binding upon the Corporation and the Warrantholder.

(j)	As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 4(2) hereof, including the Exercise Price and the number or class of Common Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares or other securities which the Warrantholder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)	Notice: At least 21 days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Warrantholder under the Warrants, including the Exercise Price and the number of Common Shares which are purchasable under the Warrants, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 4(4) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register of transfers and transfer books for the Common Shares will be open, and that the Corporation will not take any action which might deprive the Warrantholder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.

5.	Further Assurances: The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Warrantholder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

6.	Time of Essence: Time shall be of the essence of this Warrant Certificate.

7.	Governing Laws: This Warrant Certificate shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

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8.	Transfer: Subject to applicable securities legislation and the rules, policies, notices and orders issued by applicable securities regulatory authorities, including any stock exchange or market on which the Common Shares are listed or traded, the Warrants are transferable and the term “Warrantholder” shall mean and include any successor, transferee or assignee of the current or any future Warrantholder. The Warrants may by transferred by the Warrantholder completing and delivering to the Corporation the transfer form attached hereto as Schedule C.

9.	Notices: All notices or other communications to be given under this Warrant Certificate shall be delivered by hand or electronically and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent electronically, on the date of transmission if sent before 4:00 p.m. on a Business Day or, if such day is not a Business Day, on the first Business Day following the date of transmission.

Notices to the Corporation shall be addressed to:

388 Spadina Road

Toronto, Ontario M5P 2V9

Attention: Chief Executive Officer

Notices to the Warrantholder shall be addressed to the address for such Warrantholder noted on the register of Warrantholders to be maintained by the Corporation.

The Corporation or the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.

10.	Legends on Common Shares: Unless otherwise not required by law, any certificate representing Common Shares issued upon the exercise of the Warrants will bear the following legend:

“Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) february 17, 2012, and (ii) the date the issuer became a reporting issuer in any province or territory.”

11.	Language: The parties hereto acknowledge and confirm that they have requested that this Warrant Certificate as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu'elles ont exigé que la présente convention ainsi que tous les avis et documents qui s'y rattachent soient rédigés en langue anglaise.

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SCHEDULE B

TO: FOCUS CELTIC GOLD CORP.

SUBSCRIPTION FORM

The undersigned hereby:

1.	subscribes for ____________ common shares (“Common Shares”) of Focus Celtic Gold Corporation (the “Corporation”) (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated as of the 17th day of February, 2012 issued by the Corporation to the Warrantholder (as defined in the Warrant Certificate)) at the purchase price of $______ per Common Share (or at such other purchase price as may then be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant Certificate and encloses herewith a certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or has transmitted same day funds in lawful money of Canada by wire to such account as the Corporation directed the undersigned in payment of the subscription price.

By executing this subscription form the undersigned represents and warrants that the undersigned is not a U.S. Person or a Person within the United States and that the Common Shares are not being subscribed for on behalf of a U.S. person (as such terms are defined for purposes of the United States Securities Act of 1933, as amended).

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address (include Postal Code)	Number of Common Shares

DATED this _______ day of ______________, 20___.

[NAME]
By:

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SCHEDULE C

FORM OF TRANSFER

TO: FOCUS CELTIC GOLD CORP.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________________________________________

______________________________________________________________________________ (include name and address of the transferee) ___________________ of the Warrants exercisable for common shares of FOCUS CELTIC GOLD CORP. (the “Corporation”) registered in the name of the undersigned on the register of the Corporation maintained therefor, and hereby irrevocably appoints __________________________________________ the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

DATED this _________ day of ___________________, 20____.

Signature of Transferor guaranteed by:

__________________________________	_________________________________
Authorized Signature Number:	Signature of Transferor

_________________________________
_________________________________
_________________________________
Address of Transferor

Please send the original Warrant Certificate and this originally executed and (if applicable) guaranteed Form of Transfer to the transfer agent of the Corporation at the following address:

388 Spadina Road

Toronto, Ontario M5P 2V9

Attention: Chief Executive Officer

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Deliver the new Warrant Certificate(s) to the transferee at the address show on page 1 of this Form of Transfer, or to the following address:

Name (Please Print)

Address

Notes:

1.	The signature to this Form of Transfer must correspond with the name written upon the face of this Warrant Certificate in every particular without any changes whatsoever.

2.	If this Form of Transfer is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

3.	If this Form of Transfer indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature on this Form of Transfer must be guaranteed by a Schedule I chartered bank or licensed trust company, or a member of an acceptable medallion guarantee program. The guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. Signature guarantees are not accepted from Treasury Branches or credit unions unless they are members of the Stamp Medallion Program.

4.	The Warrants shall only be transferable in accordance with applicable laws.

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